UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): De cember 13, 2019 (December 10, 2019)

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	ETM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Indenture for 6.500% Senior Secured Second-Lien Notes due 2027

On December 13, 2019, Entercom Media Corp. (formerly CBS Radio Inc.) (the “Issuer”), a wholly owned subsidiary of Entercom Communications Corp. (the “Company”), completed the issuance and sale of $100,000,000 aggregate principal amount of additional 6.500% Senior Secured Second-Lien Notes due 2027 (the “Additional Notes”). The Additional Notes were issued as additional notes under an existing indenture, dated as of April 30, 2019 (the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of the date hereof (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuer, the guarantors named therein (the “Guarantors”) and Deutsche Bank Trust Company Americas, as trustee and as notes collateral agent (the “Trustee”). The Additional Notes are treated as a single series with the $325,000,000 aggregate principal amount of 6.500% Senior Secured Second-Lien Notes due 2027 issued on April 30, 2019 under the Base Indenture (the “Existing Notes” and, together with the Additional Notes, the “Notes”) and have substantially the same terms as the Existing Notes. The Additional Notes were issued at a price of 105.000% of their principal amount, plus accrued interest from November 1, 2019.

The Additional Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Additional Notes are secured on a second-priority basis by liens on substantially all of the assets of the Issuer and the Guarantors and are fully and unconditionally guaranteed, jointly and severally, on a senior secured second-priority basis by each of the Guarantors. The Guarantors consist of each of the Issuer’s direct and indirect subsidiaries that guarantees the Issuer’s Credit Agreement, dated as of October 17, 2016, among the Issuer, as borrower, the guarantors named therein, the lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent, which governs the Issuer’s revolving credit facility (as amended, the “Revolver”) and senior secured term loan facility (as amended, the “Term Loan” and, together with the Revolver, the “Senior Credit Facilities”).

The Additional Notes and the related guarantees have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Additional Notes bear interest at a rate of 6.500% per year. Interest on the Notes is payable semiannually in arrears on May 1 and November 1 of each year, beginning on May 1, 2020. The Additional Notes will mature on May 1, 2027, subject to earlier repurchase or redemption in accordance with the terms of the Indenture.

The Company used the net proceeds of the offering of the Additional Notes to partially repay existing indebtedness and accrued interest under its Term Loan.

The foregoing summary of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Base Indenture, the First Supplemental Indenture and the Notes, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Certain of the initial purchasers and/or their affiliates are lenders and/or agents under the Senior Credit Facilities. Upon any application of the net proceeds from this offering to partially repay the Term Loan, each lender will receive its proportionate share of the amount being repaid. As a result, certain of the initial purchasers and/or their affiliates will receive a portion of the net proceeds of this offering.

Credit Agreement Amendment

Substantially concurrently with the issuance of the Additional Notes and the use of proceeds of the Additional Notes to repay, in part, the outstanding balance of the Term Loan, the Issuer entered into an amendment (the “Amendment”) to the Senior Credit Facilities to, among other things, reduce the interest rate margins on the Term Loan, amend the interest rate applicable to the Revolver to calculate the margin based on the Consolidated First Lien Net Leverage Ratio (which will have the effect of reducing the interest rate margins) and extend the maturity of a substantial portion of the Revolver.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events

On December 10, 2019, the Company issued a press release announcing the offering of the Additional Notes. On December 13, 2019, the Company issued a press release announcing the completion of the offering of the Additional Notes. Copies of these press releases are filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1

Indenture, dated as of December 13, 2019, by and among Entercom Media Corp., the guarantors named therein, and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on May 1, 2019)

4.2	First Supplemental Indenture, dated as of December 13, 2019, by and among Entercom Media Corp., the guarantors named therein, and Deutsche Bank Trust Company Americas

4.3	Form of 6.500% Senior Secured Second-Lien Note due 2027 (included in Exhibit 4.1)

10.1

Amendment No. 4, dated as of December 13, 2019, to the Credit Agreement, dated as of October 17, 2016 (as amended), by and among Entercom Media Corp., each of the guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A.

99.1	Entercom Communications Corp.’s Press Release, issued December 10, 2019.

99.2	Entercom Communications Corp.’s Press Release, issued December 13, 2019.

104	Cover Page Interactive Data File (embedded within the XBRL file)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Name:	Andrew P. Sutor, IV
Title:	Executive Vice President

Dated: December 13, 2019